UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2012

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 North Main Street, Angola, New York		14006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 25, 2012 Evans Bancorp, Inc, ("the Company") issued a press release setting forth its results of operations and financial condition for the first quarter of 2012. A copy of that press release is attached hereto as Exhibit 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2012 annual meeting of shareholders of the Company was held on April 26, 2012. As reported under Item 5.07 below, at the annual meeting, the shareholders approved the First Amendment to the Evans Bancorp, Inc. 2009 Long-Term Equity Incentive Plan to increase the aggregate number of shares of Common Stock available for issuance under the plan from two hundred ten thousand (210,000) to five hundred ten thousand (510,000). A copy of the plan, as amended, was filed as Appendix A to the Company’s Definitive Proxy Statement on March 22, 2012.

In addition, the Company's Board of Directors named John R. O'Brien as Chairman of the Board of Directors at its regular meeting following the annual meeting of shareholders. Mr. O'Brien, a director of the Company since 2003, has served as Vice Chairman of the Board since 2008. He was previously the Executive Director of Financial Administration for the Roman Catholic Diocese of Buffalo, New York, retiring in June 2004. Mr. O’Brien also previously served as an audit partner with KPMG,LLP, a national accounting and consulting firm, for 20 years. Mr. O’Brien will replace current Board Chairman, Phillip Brothman, who announced earlier this year that he would not run for re-election as Chairman. Mr. Brothman, who has served as Board Chairman since January 2001, will continue to serve on the Board of Directors.

An additional leadership appointment was made by the Board of Directors, naming Lee C. Wortham Vice-Chairman of the Board. Mr. Wortham, a director of the Company since 2011, has been a Partner in Barrantys LLC, a consultant and service provider to high net-worth families and family offices, since 2007. Prior to his role with Barrantys, Mr. Wortham was Executive Vice President of the Wealth Management Group of First Niagara Financial Group and has held senior executive positions with JP Morgan Chase and Bank of New York.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company's 2012 annual meeting of shareholders, Robert G. Miller, Jr., John R. O'Brien, and Michael J. Rogers, were elected as directors for a term of three years. Also, the Evans Bancorp, Inc. 2009 Long-Term Equity Incentive Plan was amended to increase the aggregate number of shares of Common Stock available for issuance under the plan from two hundred ten thousand (210,000) to five hundred ten thousand (510,000)and the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2012 was ratified.

The following table reflects the tabulation of votes with respect to the matters voted on at the 2012 annual meeting:
Proposal I:

Election of Directors

Robert G. Miller, Jr.
FOR: 2,641,278
WITHHOLD: 87,619
BROKER NON-VOTES: 541,948

John R. O'Brien
FOR: 2,634,509
WITHHOLD: 94,388
BROKER NON-VOTES: 541,948

Michael J. Rogers
FOR: 2,312,893
WITHHOLD: 416,004
BROKER NON-VOTES: 541,948

Proposal II:

The proposal to amend the Evans Bancorp, Inc. 2009 Long-Term Equity Incentive Plan to increase the aggregate number of shares of Common Stock available for issuance under the plan from two hundred ten thousand (210,000) to five hundred ten thousand (510,000):

FOR: 2,210,098
AGAINST: 489,153
ABSTAIN: 29,645

Proposal III:

Ratification of Appointment of KPMG LLP
FOR: 3,222,730
AGAINST: 16,450
ABSTAIN: 31,664

The following directors also continued their terms in office following the 2012 annual meeting:
Phillip Brothman
Marsha S. Henderson
Kenneth C. Kirst
David J. Nasca
Nancy W. Ware
Thomas H. Waring, Jr.
Lee C. Wortham

James Tilley retired from the Board of Directors effective at the end of the annual meeting of shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 Press Release of Evans Bancorp, Inc. dated April 25, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

April 27, 2012	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 Press Release of Evans Bancorp, Inc. dated April 25, 2012